Exhibit 4.1

[FACE OF CERTIFICATE]

NUMBER	[LOGO]	SHARES
SMG	SCOPE METALS GROUP LTD.
INCORPORATED UNDER THE LAWS OF THE STATE OF ISRAEL
SEE REVERSE FOR CERTAIN DEFINITIONS
CUSIP M8260V 105

THIS CERTIFIES THAT

IS THE REGISTERED HOLDER OF

FULLY PAID AND NON-ASSESSABLE ORDINARY SHARES OF NIS 1.00 EACH OF

SCOPE METALS GROUP LTD.

transferable on the books of the Corporation in person or by duly authorized attorney under surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to all the provisions of the Memorandum of Association and Articles of Association of the Corporation and amendments thereto, to all of which the holder by the acceptance hereof assents. This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

[SIGNATURE] CHIEF FINANCIAL OFFICER	[SEAL]	[SIGNATURE]| CHIEF EXECUTIVE OFFICER

COUNTERSIGNED AND REGISTERED: AMERICAN STOCK TRANSFER & TRUST COMPANY (NEW YORK, N.Y.) TRANSFER AGENT AND REGISTRAR

BY
AUTHORIZED SIGNATURE

[REVERSE OF CERTIFICATE]

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common	UNIF GIFT MIN ACT -_______Custodian______
TEN ENT - as tenants by the entireties	(Cust) (Minor)
JT TEN - as joint tenants with right of survivorship and not as tenants in common	under Uniform Gifts to Minors Act____________
(State)

Additional abbreviations may also be used though not in the above list.

For value received, ___________________________________hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER

IDENTIFYING NUMBER OF ASSIGNEE

____________________________________

______________________________________________________________________________________

Please print or typewrite name and address including zip code of assignee

______________________________________________________________________________________

______________________________________________________________________________________

______________________________________________________________________________________

Ordinary Shares represented by the within Certificate, and do hereby irrevocably constitute and appoint

______________________________________________________________________________________

______________________________________________________________________________________

Attorney to transfer the said Ordinary Shares on the books of the within-named Corporation with full power of substitution in the premises.

Dated,_____________________

NOTICE: The signature to this assignment must correspond with the name as written upon the face of the Certificate, in every particular, without alteration or enlargement, or any change whatever.

Signature(s) Guaranteed:

THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.